EXHIBIT 10.59

                          FIRST AMENDMENT TO AGREEMENT


         THIS FIRST AMENDMENT TO AGREEMENT (the "Amended Agreement") is entered into as of June 22, 1998 between GALACTICOMM TECHNOLOGIES, INC. (the "Company") and DAVID MANOVICH ("Manovich").

                                    RECITALS:

         A. The Company entered into an agreement with Manovich as of March 5, 1998 (the "Original Agreement").

         B. The Company and Manovich wish to amend the Original Agreement as set forth in this Amended Agreement.

         NOW THEREFORE, the parties agree as follows:

         A. RECITALS. The Recitals set forth herein are true and correct and incorporated herein by reference.

         B. AMENDMENT TO SECTION 3. Section 3 of the Original Agreement is hereby modified in its entirety to read as follows:

                  3. TERM. The initial term of this Amended Agreement shall be for 90 days commencing upon the date of this Amended Agreement. Thereafter, this Amended Agreement shall automatically renew for successive 90 day periods. Notwithstanding the foregoing, either party may terminate this Amended Agreement upon at least 90 days prior written notice to the other party.

         C. AMENDMENT TO SECTION 4(ii). Section 4(ii) of the Original Agreement is modified in its entirety to read as follows:

                  (ii) issue, on the date of this Amended Agreement, to Manovich the Amended and Restated Stock Option and Agreement attached hereto as Exhibit "A."

         D. BINDING EFFECT. Except as specifically amended by this Amended Agreement, the provisions of the Original Agreement shall remain in full force and effect.

         E. COUNTERPARTS. This Amended Agreement may be signed in one or more counterparts each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, each of the parties hereto has executed and delivered this Agreement as of the date first written above.



                                           GALACTICOMM TECHNOLOGIES, INC.


/s/ DAVID MANOVICH                         By: /s/ YANNICK TESSIER
------------------------------                ---------------------------------
David Manovich                             Name: Yannick Tessier
                                           Title: President